UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 26, 2006

                        COMMISSION FILE NUMBER OF ISSUING
                              ENTITY: 333-131213-03

                           RALI SERIES 2006-QO4 TRUST
            ________________________________________________________
                         (EXACT NAME OF ISSUING ENTITY)

                            COMMISSION FILE NUMBER OF
                              DEPOSITOR: 333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.
            ________________________________________________________
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                         RESIDENTIAL FUNDING CORPORATION
           ________________________________________________________
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                       None
        (STATE OR OTHER JURISDICTION                     (I.R.S. EMPLOYER
            OF INCORPORATION)                           IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        The consolidated balance sheets of XL Capital Assurance Inc.and its subsidiary as of December 31, 2005 and 2004, and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, are hereby incorporated by reference in the prospectus supplement and shall be deemed a part thereof, and have been so incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

        The balance sheets of XL Financial Assurance Ltd. as of December 31, 2005 and 2004, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2005, are hereby incorporated by reference in the prospectus supplement and shall be deemed a part thereof, and have been so incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

        Any statement contained in a document incorporated in the prospectus supplement by reference shall be modified or superseded for the purposes of the prospectus supplement to the extent that a statement contained in the prospectus supplement by reference also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the prospectus supplement.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number

23.1 Consent  of  PricewaterhouseCoopers   LLP,  Independent  Registered  Public
     Accounting  Firm of XL Capital  Assurance  Inc. and XL Financial  Assurance
     Ltd.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              RESIDENTIAL ACCREDIT LOANS, INC.,
                                              AS DEPOSITOR FOR THE TRUST


                                              By:        /s/Heather Anderson
                                                 Name:   Heather Anderson
                                                 Title:  Vice President


Dated:  April 26, 2006

EXHIBIT 23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc. and XL Financial Assurance Ltd.